Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 19, 2008, is by and among OccuLogix, Inc. (the “Company”), a Delaware corporation with executive offices located at 2600 Skymark Avenue, Unit 9, Suite 201, Mississauga, Ontario L4W 5B2, Marchant Securities Inc. (the “Agent”), an Ontario corporation with offices located at 100 York Boulevard, Suite 404, Richmond Hill, Ontario, L4B 1J8, and the investors listed on the Schedule of Investors attached hereto as Exhibit A (individually, an “Investor” and, collectively, the “Investors”).

The Company may be considered a “connected issuer” and/or a “related issuer” (as those terms are defined in National Instrument 33-105—Underwriting Conflicts) of the Agent, the exclusive placement agent in Canada in connection with the purchase and sale of the Common Shares (as defined below) pursuant to this Agreement.  Elias Vamvakas, the Chairman and Chief Executive Officer of the Company, and members of his family have an indirect ownership interest in the Agent as to approximately 32%.  See Section 3.2(p) of this Agreement.

BACKGROUND

A.          The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act, and Rule 903 of Regulation S (“Regulation S”), as promulgated by the SEC under the Securities Act, and the exemptions from the prospectus and registration requirements afforded by National Instrument 45-106—Prospectus and Registration Exemptions (“NI 45-106”).  With specific reference to this Agreement entered into with any Investor resident or located in Italy, the Company executes and delivers this Agreement in reliance upon the exemption from the publication of a prospectus in Italy, pursuant to Article 100 of the Legislative Decree 24 February 1998, no. 58 and its implementing regulation, as amended, as well as pursuant to any other provision implementing Article 3(2) of the Prospectus Directive (defined below).

B.           Each Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement shares of common stock, par value $.001 per share, of the Company (the “Common Stock”) in the aggregate dollar amount set forth opposite such Investor’s name on the Schedule of Investors attached hereto as Exhibit A (such shares of the Common Stock are referred to herein, collectively, as the “Common Shares”), and the aggregate number of the Common Shares to be purchased and sold pursuant to this Agreement shall be at least 50,765,000 (the “Offering”).

C.           It is contemplated that, immediately prior to the closing of the purchase and sale of the Common Shares pursuant to Section 2.1 (the “Closing”), the Company shall acquire, by way of a merger transaction, all of the issued and outstanding shares of the capital stock of OcuSense, Inc. that the Company does not own on the date hereof.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I
DEFINITIONS

1.1          Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act.

“Agency Agreement” means the Agency Agreement, dated the date hereof, between the Agent and the Company in respect of the Offering.

“Agent” has the meaning set forth in the Preamble.

“Agreement” has the meaning set forth in the Preamble.

“Best Efforts” means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as practical; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Company to dispose of or make any change to its business, expend any material funds or incur any other material burden.

“Board” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Canadian Securities Laws” means, collectively, all applicable securities laws in each of the provinces and territories of Canada and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the Canadian securities regulatory authorities.

“Closing” has the meaning set forth in the Preamble.

“Closing Date” means the date of the Closing and shall be on such date as is mutually agreed to by the Company and the Agent for and on behalf of the Investors, subject to the provisions of Section 2.1.

“Closing Price” means, for any date, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Torys LLP, counsel to the Company.

“Common Shares” has the meaning set forth in the Preamble.

“Common Stock” has the meaning set forth in the Preamble.

“Contingent Obligation” has the meaning set forth in Section 3.1(z).

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of the Common Stock.

“Covering Shares” has the meaning set forth in Section 4.1(b).

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market or the Toronto Stock Exchange.

“Escrow Agent” means Cassels, Brock & Blackwell LLP, counsel to the Agent.

“Event” has the meaning set forth in Section 6.1(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means 30 days after the Closing Date.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“GAAP” has the meaning set forth in Section 3.1(g).

“Indebtedness” has the meaning set forth in Section 3.1(z).

“Indemnified Party” has the meaning set forth in Section 6.4(c).

“Indemnifying Party” has the meaning set forth in Section 6.4(c).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(s).

“Investor” has the meaning set forth in the Preamble.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (ii) material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect:  (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and the Subsidiaries, taken as a whole.

“Material Permits” has the meaning set forth in Section 3.1(u).

“Merger Agreement” means the Agreement and Plan of Merger and Reorganization, dated April 22, 2008, by and among the Company, OcuSense Acquireco, Inc. and the Material Subsidiary.

“NI 45-106” has the meaning set forth in the Preamble.

“OcuSense” means OcuSense, Inc.

“Offering” has the meaning set forth in the Preamble.

“Options” means any outstanding rights, warrants or options to subscribe for or purchase shares of the Common Stock or Convertible Securities.

“OSC” means the Ontario Securities Commission.

“PCMLTFA” has the meaning set forth in Section 3.2(j).

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company or joint stock company.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in the United Kingdom or in Italy, as applicable.

“Public Disclosure Documents” has the meaning set forth in Section 3.1(g).

“Purchase Price” has the meaning set forth in Section 2.1.

“Registrable Securities” means the Common Shares purchased and sold pursuant to this Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Regulation S” has the meaning set forth in the Preamble.

“Required Effectiveness Date” means the date which is the earliest of (i) if the Registration Statement does not become subject to review by the SEC, (a) 90 days after the Closing Date or (b) five Trading Days after the Company receives notification from the SEC that the Registration Statement will not become subject to review, or (ii) if the Registration Statement, or any portion thereof or any document incorporated by reference therein, becomes subject to review by the SEC, 120 days after the Closing Date.

“Rule 144”, “Rule 415” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Preamble.

“Securities Act” has the meaning set forth in the Preamble.

“Short Sales” has the meaning set forth in Section 3.2(h).

“Subsidiary” means any direct or indirect subsidiary of the Company, including, for greater certainty, OcuSense.

“Trading Day” means (i) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (ii) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq Global Market (or any successor thereto), or (iii) if trading ceases to occur on the Nasdaq Global Market (or any successor thereto), any Business Day.

“Trading Market” means the Nasdaq Global Market or any other Eligible Market, or any other national securities exchange, market or trading or quotation facility, in each case, on which the Common Stock is then listed or quoted.

“Transaction” has the meaning set forth in Section 3.2(h).

“Transaction Documents” means this Agreement (including the Schedules and Exhibits attached hereto), the Merger Agreement and the Transfer Agent Instructions.

“Transfer Agent” means Mellon Investor Services LLC, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit B, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

ARTICLE II
PURCHASE AND SALE

2.1          Closing.  Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Investor, and each Investor, severally and not jointly, shall purchase from the Company, the Common Shares in the dollar amount set forth opposite such Investor’s name on the Schedule of Investors attached hereto as Exhibit A. The purchase price of each Common Share shall be the lower of (i) $0.10 and (ii) the volume-weighted average Closing Price for the 15-Trading Day period immediately preceding the Closing Date (the “Purchase Price”).  The time of the Closing shall be 8:00 a.m., Eastern Time, on the Closing Date which, in any event, shall occur by no later than the seventh Business Day following the fulfillment of the condition precedent contained in each of Section 5.1(b) and Section 5.1(c).  The Closing shall take place at the Toronto offices of the Company Counsel.

2.2          Closing Deliveries.

(a)            At the Closing, the Company shall deliver, or cause to be delivered, to each Investor the following:

(i)       one or more stock certificates (or copies thereof provided by the Transfer Agent), free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of the Common Shares set forth opposite such Investor’s name on the Schedule of Investors attached hereto as Exhibit A, registered in the name of such Investor;

(ii)      a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel;

(iii)     duly executed Transfer Agent Instructions acknowledged by the Transfer Agent; and

(iv)     evidence of filing with each applicable Trading Market of an additional shares listing application covering all of the Common Shares (and, if applicable, evidence of conditional listing approval).

(b)            The Agent shall notify the Investors of the Closing Date in writing as soon as practicable.  No later than the seventh calendar day preceding the Closing Date as so notified by the Agent, each Investor shall deliver, or cause to be delivered, to the Escrow Agent the aggregate Purchase Price of the number of the Common Shares set forth opposite such Investor’s name on the Schedule of Investors attached hereto as Exhibit A, in United States dollars and in immediately available funds, by wire transfer to an account of the Escrow Agent designated in writing to the Investors by the Agent for such purpose or by certified check or bank draft payable to “Cassels, Brock & Blackwell LLP, in trust”.  Each of the Investors hereby acknowledges and agrees that the Escrow Agent shall pay such Purchase Price to the Company at the Closing, solely upon the direction of the Agent and without any further instructions, direction or confirmation of such Investor.  Furthermore, each of the Investors hereby waives any and all claims that he, she or it has, or may have in the future, against the Escrow Agent as a result of, or arising from or in connection with, the Escrow Agent making such payment to the Company upon the direction of the Agent, and each of the Investors hereby releases the Escrow Agent from any and all such claims.

2.3          Authorization of Agent.  Each of the Investors hereby irrevocably authorizes the Agent, in its discretion, to act as such Investor’s representative at the Closing and hereby appoints the Agent, with full power of substitution, as his, her or its true and lawful attorney with full power and authority in such Investor’s place and stead:

(a)            to receive certificates representing the Common Shares; to execute, in such Investor’s name and on its behalf, all closing receipts and documents; to complete and correct any errors or omissions in any form or document provided by such Investor, including this Agreement and the Schedules and Exhibits hereto, in connection with the subscription for the Common Shares; and to exercise any rights of termination contained in the Agency Agreement;

(b)            to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Investors’ benefit contained in this Agreement, the Agency Agreement or any ancillary or related document;

(c)            to terminate this Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agent, in its sole discretion, may determine; and

(d)            without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES AND COVENANTS

3.1          Representations and Warranties of the Company.  References in this Section 3.1 to Schedules are references to the Schedules that form the Company Disclosure Schedule attached hereto as Exhibit D.  The Company hereby represents and warrants to the Investors as follows:

(a)            Subsidiaries.  The Company has no Subsidiaries other than those listed in Schedule 3.1(a) hereto.  Except as set forth in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of pre-emptive and similar rights.

(b)            Organization and Qualification.  Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except, in the case of the Subsidiaries, where the violation would not, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect.  Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c)            Authorization; Enforcement.  The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Board, and no further consent or action is required on the part of the Company, other than the approval of the majority of the stockholders of the Company who are disinterested in the transactions contemplated by the Transaction Documents.  Each of the Transaction Documents to which it is a party has been duly executed by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(d)            No Conflicts.  Other than as set forth in Schedule 3.1(d) hereto, the execution, delivery and performance of the Transaction Documents by the Company to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including, assuming the continued validity and accuracy of the representations and warranties of the Investors set forth in Section 3.2(c) hereof, U.S. federal and state securities laws and regulations, Canadian provincial securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(e)            The Common Shares.  The Common Shares are duly authorized and, when issued and paid for in accordance with this Agreement and the Transfer Agent Instructions, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to pre-emptive or similar rights of stockholders (other than those imposed by the Investors).  Assuming the continued validity and accuracy of each Investor’s representations and warranties contained in Section 3.2(c), the offer and sale of the Common Shares to the Investors pursuant to this Agreement are exempt from the registration requirements of the Securities Act and from the prospectus and registration requirements of applicable Canadian provincial securities laws and regulations.

(f)             Capitalization.  The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, Options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(f) hereto.  All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws.  Except as set forth in Schedule 3.1(f) hereto, the Company did not have outstanding at March 31, 2008, any other Options, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of the Common Stock, Options or Convertible Securities.  Except as set forth in Schedule 3.1(f) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Common Shares will not obligate the Company to issue shares of the Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.  To the knowledge of the Company, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 3.1(f) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

(g)            Public Disclosure Documents; Financial Statements.  Except as set forth in Schedule 3.1(g) hereto, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and under Canadian Securities Laws, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such Public Disclosure Documents (as defined below) prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and under Canadian Securities Laws, for the two years preceding the date hereof.  Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and under Canadian Securities Laws, together with any materials filed or furnished by the Company under the Exchange Act and Canadian Securities Laws, whether or not any such reports were required, are referred to herein, collectively, as the “Public Disclosure Documents” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”.  As of their respective dates, the Public Disclosure Documents filed by the Company complied in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and Canadian Securities Laws, and none of the Public Disclosure Documents, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the Public Disclosure Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC and Canadian Securities Laws with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.  All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the Public Disclosure Documents, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC or Canadian Securities Laws.

(h)            Since the date of the latest audited financial statements included within the Public Disclosure Documents, except as disclosed in the Public Disclosure Documents or in Schedule 3.1(h) hereto, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC or pursuant to the requirements of Canadian Securities Laws, (iii) the Company has not altered its method of accounting or changed its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (except for repurchases by the Company of shares of capital stock held by employees, officers, directors or consultants pursuant to an option of the Company to repurchase such shares upon the termination of employment or services) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.

(i)             Absence of Litigation.  Except as disclosed in the Public Disclosure Documents, there is no action, suit, claim or proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries that would be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

(j)             Compliance.  Except as set forth in Schedule 3.1(j) hereto, neither the Company nor any Subsidiary, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority.

(k)            Title to Assets.  The Company and the Subsidiaries own no real property.  Except as set forth in Schedule 3.1(k) hereto, the Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

(l)             No General Solicitation; No Directed Selling Efforts; Placement Agent’s Fees.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) or any directed selling efforts (within the meaning of Regulation S) in connection with the offer and sale of the Common Shares to the Investors pursuant to this Agreement.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees or broker’s commission (other than for Persons engaged by any Investor or his, her or its investment advisor) relating to, or arising out of, the purchase and sale of the Common Shares pursuant to this Agreement.  The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim for fees arising out of the purchase and sale of the Common Shares pursuant to this Agreement.  The Company acknowledges that it has engaged the Agent as its exclusive placement agent in Canada in connection with the purchase and sale of the Common Shares pursuant to this Agreement.  Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the purchase and sale of the Common Shares pursuant to this Agreement.

(m)           Private Placement.  Neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale by the Company of the Common Shares as contemplated hereby (assuming the continued validity and accuracy of the representations and warranties of each Investor contained in Section 3.2(c)).  The purchase and sale of the Common Shares hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted.  The Company is not, and will not be as a result of the purchase and sale of the Common Shares contemplated hereby, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(n)            Form S-3 Eligibility.  The Company is eligible to register the Common Shares for resale by the Investors using Form S-3 promulgated under the Securities Act.

(o)            Listing and Maintenance Requirements.  Except as disclosed in the SEC Reports, the Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(p)            Registration Rights.  Except as set forth in Schedule 3.1(p) hereto, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied or waived.

(q)            Application of Takeover Protections.  Except as set forth in Schedule 3.1(q) hereto, there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Common Shares and the Investors’ ownership of the Common Shares.

(r)             Disclosure.  To the Company’s knowledge, except for the transactions contemplated by this Agreement and the Merger Agreement, no event or circumstance has occurred or information exists with respect to the Company or any of the Subsidiaries or its or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(s)            Patents and Trademarks.  OcuSense owns, or, to the knowledge of the Company, possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct its business as now conducted, other than as would not have or reasonably be expected to have a Material Adverse Effect.  Except as set forth in Schedule 3.1(s) hereto, none of OcuSense’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement.  Neither the Company nor any of the Subsidiaries is the subject of any claim of infringement or misappropriation by the Company or any of the Subsidiaries of Intellectual Property Rights of others.  Except as disclosed in the SEC Reports, there is no Proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or the Subsidiaries regarding their respective Intellectual Property Rights.

(t)             Insurance.  The Company and the Subsidiaries (other than OcuSense) are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are deemed by the management of the Company to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged and located, respectively.

(u)            Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports (“Material Permits”), except where the failure to possess such permits does not, individually or in the aggregate, have or would reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(v)            Transactions with Affiliates and Employees.  Except as set forth or incorporated by reference in the SEC Reports, none of the officers, directors or employees of the Company is presently a party to any transaction that would be required to be reported on Form 10-K with the Company or any of the Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director or employee has a substantial interest or is an officer, director, trustee or partner.

(w)           Internal Accounting Controls.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x)            Sarbanes-Oxley Act.  The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such non-compliance would not have, individually or in the aggregate, a Material Adverse Effect.

(y)            Foreign Corrupt Practices.  Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of the Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(z)            Indebtedness.  Except as set forth in the SEC Reports or Schedule 3.1(h) hereto, neither the Company nor any of the Subsidiaries (i) has any outstanding Indebtedness (as defined below) in an individual amount of more than $100,000, (ii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  The SEC Reports or Schedule 3.1(h) hereto provides a detailed description of the material terms of any such outstanding Indebtedness in an individual amount of more than $100,000.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, under GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(aa)          Employee Relations.  Neither the Company nor any of the Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company believes that its relations with its employees are as disclosed in the Public Disclosure Documents.  Except as disclosed in Schedule 3.1(bb) hereto, no executive officer (as defined in Rule 501(f) of the Securities Act) of the Company or any of the Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.  To the knowledge of the Company, no executive officer of the Company or any of the Subsidiaries is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such Subsidiary to any liability with respect to any of the foregoing matters.

(bb)         Labor Matters.  The Company and the Subsidiaries are in compliance in all material respects with all applicable federal, state, provincial, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(cc)          Subsidiary Rights.  Except as set forth in Schedule 3.1(a) hereto, the Company or one of the Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of the Subsidiaries as owned by the Company or such Subsidiary.

(dd)         Tax Status.  The Company and each of the Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except for any which the failure to make or file would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

3.2           Representations, Warranties and Covenants of the Investors.  Each Investor, as to himself, herself or itself only and for no other Investor, hereby represents, warrants and covenants to the Company as follows:

(a)            Organization; Authority.  In the case of an Investor that is not a natural person, (i) such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, partnership or other power and authority to enter into this Agreement and to carry out its obligations hereunder, and (ii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate, partnership or other action on the part of such Investor.  In the case of all Investors, whether or not a natural person, this Agreement has been duly executed and delivered by such Investor and constitutes a valid and binding obligation of such Investor, enforceable against him, her or it in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b)            No Public Sale or Distribution.  Such Investor is acquiring the Common Shares in the ordinary course of business, as principal, for his, her or its account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and such Investor does not have a present arrangement to effect any distribution of the Common Shares to or through any Person.  Such Investor represents and agrees that he, she or it has not made, and will not make, “an offer of the Common Shares to the public” in the United Kingdom or in Italy.  The expression “an offer of the Common Shares to the public” means the communication in any form and by any means of sufficient information on the terms of the offer and the Common Shares to be offered so as to enable an investor to decide to purchase or subscribe for the Common Shares, as the same may be varied in the United Kingdom or in Italy by any measure implementing the Prospectus Directive in the United Kingdom or in Italy, as the case may be.

(c)            Investor Status.  At the time such Investor was offered the Common Shares, he, she or it was, and at the date hereof is, (i) an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D, if he, she or it is a resident of the U.S., (ii) an “accredited investor” as defined in NI 45-106, if he, she or it is a resident of Canada or is otherwise subject to Canadian Securities Laws, (iii) a “qualified investor” within the meaning of the law in the United Kingdom implementing Article 2(1)(e) of the Prospectus Directive, if he, she or it is a resident of the United Kingdom or (iv) a “qualified investor” within the meaning of the law in Italy implementing Article 2(1)(e) of the Prospectus Directive, if he, she or it is a resident of, or located in, Italy.  Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA, or an entity engaged in the business of being a broker dealer.  Such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA, or an entity engaged in the business of being a broker dealer.

(d)            Experience of Investor.  Such Investor, either alone or together with his, her or its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement and of the investment in the Common Shares and has so evaluated the merits and risks of such investment.  Such Investor understands that he, she or it must bear the economic risk of this investment in the Common Shares indefinitely and is able to bear such risk and is able to afford a complete loss of such investment.

(e)            Access to Information.  Such Investor acknowledges that he, she or it has reviewed the Disclosure Materials and has been afforded:  (i) the opportunity to ask such questions as he, she or it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering and sale of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him, her or it to evaluate his, her or its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision.

(f)             No Governmental Review.  Such Investor understands that no U.S. federal or state agency, Canadian provincial or territorial securities commission or any other government or governmental agency has passed on or made, or will pass on or make, any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares, nor have any such authorities passed upon or endorsed the merits of the offering and sale of the Common Shares.

(g)            No Advertising.  Such Investor has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display) with respect to the distribution of the Common Shares.

(h)            Filings.  Such Investor will execute and deliver and file, or assist the Company with the filing of, such reports, undertakings and other documents with respect to the purchase and sale of the Common Shares pursuant to this Agreement as may be required by the SEC, the OSC, any other securities regulatory authority, any Trading Market or any other regulatory authority.

(i)             No Conflicts.  The execution, delivery and performance by such Investor of this Agreement and the consummation by him, her or it of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor, in the case of an Investor that is not a natural person, or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and Canadian provincial and territorial securities laws and regulations) applicable to such Investor except, in the case of clause (ii) above, for such that are not material and do not otherwise affect his, her or its ability to consummate the transactions contemplated hereby.

(j)             Anti-Money Laundering.  The funds representing such Investor’s portion of the aggregate Purchase Price, which is being paid by such Investor to the Company hereunder, does not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), and such Investor acknowledges that the Company, in the future, may be required by law to disclose his, her or its name and other information on a confidential basis pursuant to the PCMLTFA.  To the knowledge of such Investor, none of such funds (i) have been or will be derived from, or related to, any activity that is deemed criminal under the laws of Canada, any of the jurisdictions of the United States of America or any other jurisdiction or (ii) are being tendered on behalf of any Person other than such Investor.  Such Investor shall notify the Company promptly if he, she or it discovers that any part of this representation and warranty ceases to be true and to provide the Company with all relevant information in connection therewith.

(k)            Securities Transactions.  Such Investor has not engaged, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with such Investor has engaged, in any purchases or sales of any securities of the Company (including, without limitation, any Short Sales involving any of the Company’s securities) (a “Transaction”) since the time such Investor was first contacted by the Company, or by any Person, regarding an investment in the Company, including, without limiting the generality of the foregoing, this Agreement and the transactions contemplated hereby.  Such Investor covenants that he, she or it will not engage, directly or indirectly, in any Transactions in the securities of the Company (including, without limitation, Short Sales) prior to the time the transactions contemplated by the Transaction Documents are publicly disclosed and that no Person acting on his, her or its behalf or pursuant to any understanding with him, her or it will engage, directly or indirectly, in any such Transactions prior to the time the transactions contemplated by the Transaction Documents are publicly disclosed.  “Short Sales” includes, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis) and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(l)             Restricted Securities.  Such Investor understands that the Common Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, the Common Shares may be resold in the U.S. without registration under the Securities Act only in certain limited circumstances.  Such Investor acknowledges that the Common Shares are not qualified for distribution to the public in Canada and that he, she or it will not, directly or indirectly, offer or re-sell the Common Shares in Canada or to any Canadian resident, or to any Person who is acting on behalf of a resident of Canada or to any Person whom he, she or it believes intends to re-offer, re-sell or deliver any of the Common Shares in Canada, unless permitted under applicable Canadian provincial and territorial securities laws and regulations.  Such Investor understands that an offer of the Common Shares to the public may not be made in the United Kingdom, except in circumstances falling within Article 3(2) of the Prospectus Directive.  Such Investor further understands that an offer of the Common Shares to the public may not be made in Italy, except in circumstances falling within Article 100 of the Legislative Decree 24 February 1998, no. 58 and its implementing regulation, as amended, as well as within any other provision implementing Article 3(2) of the Prospectus Directive.  Such Investor will not, directly or indirectly, offer or re-sell the Common Shares in Australia or to any Australian resident, or to any Person who is acting on behalf of a resident of Australia, or to any Person whom he, she or it believes intends to re-offer, re-sell or deliver any of the Common Shares in Australia, unless permitted under Chapter 6D of the Corporations Act 2001 (Cth).

(m)           Legends.  It is understood that, except as provided in Section 4.1(b), certificates evidencing the Common Shares may bear the legends set forth in Section 4.1(b) and that, with respect to the Legend C set forth in Section 4.1(b), until such legend has been removed in accordance with the procedures set forth in Section 4.1(b):  (A) the Common Shares cannot be traded through the facilities of the Toronto Stock Exchange (on the Toronto Stock Exchange, certificates representing the Common Shares are not freely transferable and consequently are not “good delivery” in settlement of transactions); and (B) the Toronto Stock Exchange may deem such Investor to be responsible for any loss incurred on a sale made by him, her or it of the Common Shares.

(n)            Collection of Information.  In the case of an Investor who is a resident of the Province of Ontario or is otherwise subject to the securities laws of the Province of Ontario, such Investor acknowledges that he, she or it has been notified by the Company:  (i) of the delivery to the OSC of his, her or its full name, residential address and telephone number, the number and type of securities purchased by him, her or it, the total purchase price, the exemption under NI 45-106 relied upon and the date of distribution; (b) that this information is being collected indirectly by the OSC under the authority granted to it under the securities legislation of the Province of Ontario; (c) that this information is being collected for the purposes of the administration and enforcement of such securities legislation; and (d) that the Administrative Assistant to the Director of Corporate Finance can be contacted at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, or at (416) 593-8086, regarding any questions about the OSC’s indirect collection of this information.  Each such Investor hereby authorizes the indirect collection of this information by the OSC.

(o)            No Legal, Tax or Investment Advice.  Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated hereby constitutes legal, tax or investment advice.  Such Investor has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances.

(p)            Connected and Related Issuer.  Such Investor understands that (i) the Company may be considered a “connected issuer” and/or a “related issuer” of the Agent (as those terms are defined in National Instrument 33-105—Underwriting Conflicts), (ii) Elias Vamvakas, the Chairman and Chief Executive Officer of the Company, and members of his family have an indirect ownership interest in the Agent as to approximately 32%, (iii) the Agent’s decision to act as placement agent in connection with the Offering was made independently of the relationship referred to in (ii), (iv) the terms of the Offering (including the pricing terms) were negotiated and settled by the Agent and Mr. Vamvakas and (v) the Agent will not receive any benefit in connection with the Offering, other than the commission payable to the Agent by the Company pursuant to the Agency Agreement.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)            The Investors covenant that the Common Shares will only be disposed of pursuant to, as applicable:  (i) an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws; (ii) a valid prospectus and registration under Canadian Securities Laws or under an exemption from the prospectus and registration requirements thereunder and in compliance with Canadian Securities Laws; or (iii) the publication of a prospectus pursuant to Article 3 of the Prospectus Directive or under an exemption from the requirements to publish a prospectus in circumstances falling within Article 3(2) of the Prospectus Directive.  In connection with any transfer of the Common Shares other than (i) pursuant to an effective registration statement in the U.S., (ii) pursuant to a valid prospectus and registration in Canada, (iii) pursuant to the publication of a prospectus pursuant to Article 3 of the Prospectus Directive or (iv) in connection with any transfer of the Common Shares to the Company, the Company may require the transferor to provide to the Company an opinion of counsel (and the documents upon which the opinion is based) selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect, as applicable, that such transfer does not require registration under the Securities Act in the U.S. or a valid prospectus and registration in Canada under Canadian Securities Laws or the publication of a prospectus pursuant to Article 3 of the Prospectus Directive.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with the Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of the Common Shares by an Investor to any of its Affiliates, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D or an “accredited investor” as defined in NI 45-106 or a “qualified investor” within the meaning of the law in the United Kingdom implementing Article 2(1)(e) of the Prospectus Directive, or a “qualified investor” within the meaning of the law in Italy implementing Article 2(1)(e) of the Prospectus Directive, as applicable, and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Common Shares.

(b)            The Investors agree to the imprinting, so long as is required by this Section 4.1(b), of either the below-noted Legend A or Legend B and of the below-noted Legend C (or legends to substantially similar effect) on any certificate evidencing any of the Common Shares.  In the case of those Investors who are residents of Canada or are otherwise subject to Canadian Securities Laws, such Investors agree to, in addition to the imprinting of the aforementioned legends, the imprinting of the below-noted Legend D (or a legend to substantially similar effect) on any certificate evidencing any of the Common Shares.

Legend A

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Legend B

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

Legend C

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE "TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

Legend D

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE ■ {INSERT THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE CLOSING DATE}

Other than to the extent required by the Transfer Agent, certificates evidencing the Common Shares shall not be required to contain such restrictive legends (i) while a registration statement (including the Registration Statement) covering the resale of the Common Shares is effective under the Securities Act, (ii) following any sale of the Common Shares pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Common Shares can be sold under Rule 144, (iii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities are eligible for sale under Rule 144(b)(1) or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC).  The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date.  Following the Effective Date or at such earlier time as a legend is no longer required for certain of the Common Shares, the Company will, no later than five Trading Days following the delivery by an Investor to the Company or the Transfer Agent of (i) a legended certificate representing the Common Shares and (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such of the Common Shares that is free from such restrictive legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(b).

If within five Trading Days after the Company’s receipt of a legended certificate and the other documents as specified in clauses (ii), (iii) and (iv) of the paragraph immediately above, as applicable, the Company shall fail to issue and deliver to such Investor a certificate representing such of the Common Shares that is free from such restrictive legends, and if on or after such Trading Day such Investor purchases (in an open market transaction or otherwise) shares of the Common Stock to deliver in satisfaction of a sale by such Investor of shares of his, her or its Common Shares that such Investor anticipated receiving from the Company without any such restrictive legend (the “Covering Shares”), then the Company shall, within five Trading Days after such Investor’s request, pay cash to such Investor in an amount equal to the excess (if any) of such Investor’s total purchase price (including brokerage commissions, if any) for the Covering Shares, over the product of (A) the number of Covering Shares, times (B) the closing bid price on the date of delivery of such certificate and the other documents as specified in clauses (ii), (iii) and (iv) of the paragraph immediately above, as applicable.

(c)            The Company will not object to (and shall permit (except as prohibited by law)) the Investors to pledge or grant a security interest in some or all of the Common Shares in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Common Shares, and, if required under the terms of such agreement, loan or arrangement, the Company will not object to (and shall permit (except as prohibited by law)) the Investors to transfer pledged or secured Common Shares to the pledgees or secured parties.  Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, and no notice shall be required of such pledge.  The Investors hereby acknowledge that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Common Shares or for any agreement, understanding or arrangement between an Investor and his, her or its pledgee or secured party.  At the relevant Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of any of the Common Shares may reasonably request in connection with a pledge or transfer of them, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to amend appropriately the list of Selling Stockholders thereunder.  Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company’s indemnification obligations pursuant to Section 6.4 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).

4.2          Furnishing of Information.  Until the date that any Investor owning any of the Common Shares may sell all of them under Rule 144(b)(1) of the Securities Act (or any successor provision), the Company covenants to use its commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  The Company further covenants that it will take such further action as any holder of the Common Shares may reasonably request to satisfy the provisions of this Section 4.2.

4.3          Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy, or otherwise negotiate in respect of, any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer and sale of the Common Shares to the Investors pursuant hereto in a manner that would require the registration under the Securities Act of such offer and sale.

4.4          Use of Proceeds.  The Company intends to use the net proceeds from the sale of the Common Shares for working capital and general corporate purposes.  Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities, or otherwise, pursuant to the Company’s customary investment policies.

4.5          Restriction on Issuances.  From the Closing Date until 45 days after the Effective Date, the Company shall not issue or sell any shares of the Common Stock other than the issuance of shares of the Common Stock (i) upon the exercise of Options outstanding on the Closing Date, (ii) upon the exercise of Options issued in the future under the Company’s 2002 Stock Option Plan or other security-based compensation arrangements, (iii) upon the exercise of Convertible Securities outstanding on the Closing Date, (iv) to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction, (v) pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or pursuant to a joint venture agreement and (vi) in connection with marketing or similar agreements or strategic partnerships (including, without limitation, by way of a private placement to strategic investors and/or entities (whatever the legal form) in which, or of which, one or more members of the Company’s management owns or controls an equity stake of 10% or greater).

4.6          Accredited Investor Certificate.  Each of the Investors, as to himself, herself or itself and for no other Investor, agrees to complete and execute and deliver the Accredited Investor Certificate attached hereto as Exhibit E, if such Investor is a resident of the U.S., and the Accredited Investor Certificate attached hereto as Exhibit F, if such Investor is a resident of Canada or is otherwise subject to Canadian provincial or territorial securities laws.

ARTICLE V
CONDITIONS

5.1          Conditions Precedent to the Obligations of Investors.  The obligation of each Investor to acquire the Common Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a)            Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(b)            Stockholder Approval.  The majority of the stockholders of the Company who are disinterested in the transactions contemplated by the Transaction Documents shall have duly approved such transactions;

(c)            Regulatory Approvals.  All approvals, if any, required to be given by the SEC, the OSC, any other securities regulatory authority, any Trading Market or any other regulatory authority, with respect to the transactions contemplated by the Transaction Documents, shall have been obtained (other than those which, if not obtained or not obtained prior to the Closing, would not have, or reasonably be expected to result in, a Material Adverse Effect or be reasonably likely to subject the Company or any of the Subsidiaries or any of their respective officers or directors to substantial penalties or criminal liability); and

(d)            Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

5.2          Conditions Precedent to the Obligations of the Company.  The obligation of the Company to sell the Common Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)            Representations and Warranties.  The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b)            Stockholder Approval.  The majority of the stockholders of the Company who are disinterested in the transactions contemplated by the Transaction Documents shall have duly approved such transactions;

(c)            Regulatory Approvals.  All approvals, if any, required to be given by the SEC, the OSC, any other securities regulatory authority, any Trading Market or any other regulatory authority, with respect to the transactions contemplated by the Transaction Documents, shall have been obtained (other than those which, if not obtained or not obtained prior to the Closing, would not have, or reasonably be expected to result in, a Material Adverse Effect or be reasonably likely to subject the Company or any of the Subsidiaries or any of their respective officers or directors to substantial penalties or criminal liability); and

(d)            Performance.  The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to the Closing, including, without limitation, the delivery of the aggregate Purchase Price in accordance with Section 2.2(b) and the completion and execution and delivery of the Accredited Investor Certificate in accordance with Section 4.6.

ARTICLE VI
REGISTRATION RIGHTS

6.1          Registration Statement.

(a)            As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act) and shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form attached hereto as Exhibit G.  Notwithstanding the foregoing or anything else in this Agreement or the Agency Agreement to the contrary, any inability on the part of the Company to register for resale all Registrable Securities as a result of written comments from the SEC (including, without limitation, due to the limitations under Rule 415), resulting in the Registration Statement covering the resale of less than all Registrable Securities, shall not constitute, nor shall it be deemed to be, a breach or default by the Company under this Agreement or the Agency Agreement or under any other agreement among the Company and the Investors.

(b)            The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all of the Common Shares covered by such Registration Statement have been sold or can be sold publicly under Rule 144(b)(1) (the “Effectiveness Period”); provided that, upon notification by the SEC that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five Trading Days after receipt of such notice and request that it becomes effective at 4:00 p.m., Eastern Time, on the Effective Date.

(c)            The Company shall notify the Investors in writing promptly (and, in any event, within two Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective.

(d)            Notwithstanding anything in this Agreement or the Agency Agreement to the contrary, after 60 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of Registrable Securities pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time.  Upon receipt of such notice, the Investors shall immediately discontinue any sales of Registrable Securities pursuant to such registration until the Investors are advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used.  In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Board) the failure to require such suspension would be materially detrimental to the Company.  The Company’s rights under this Section 6(e) may be exercised for a period of no more than 30 Trading Days at a time and not more than two times in any twelve-month period, without such suspension being considered as part of an Event Payment determination.  Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the Investors’ ability to publicly re-sell Registrable Securities pursuant to such effective Registration Statement.

(e)            The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement relating to the Company’s employee benefit plans registered on Form S-8.

6.2          Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)            Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via e-mail to those Investors who have provided the Company with e-mail addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors.  The Company shall reflect in each such document when so filed with the SEC such comments regarding the Investors and the plan of distribution as the Investors may reasonably and promptly propose no later than two Trading Days after the Investors have been so furnished with copies of such documents as aforesaid.

(b)            (i) Subject to Section 6.1(e), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities, for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within 12 Trading Days (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)            Notify the Investors as promptly as reasonably possible (and if requested by them, confirm such notice in writing no later than two Trading Days thereafter) of any of the following events:  (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)            Use its reasonable Best Efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e)            If requested by an Investor, provide such Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Investor (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(f)             Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(g)            (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering the Registrable Securities; (ii) take all steps necessary to cause the Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) upon request by an Investor, provide to such Investor evidence of such listing; and (iv) except as exempted pursuant to Section 6.1(e), during the Effectiveness Period, maintain the listing of the Registrable Securities on each such Trading Market or another Eligible Market.

(h)            Prior to any public offering of Registrable Securities, use its reasonable Best Efforts to register or qualify or cooperate with the Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i)             Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and the Transfer Agent and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as the Investors may reasonably request.

(j)             Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)            Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information, provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees in writing to keep such information confidential.

(l)             Comply with all rules and regulations of the SEC applicable to the registration of the Registrable Securities.

(m)           It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Investor or to make any Event Payments to such Investor pursuant to Section 6.1(d) that he, she or it furnish to the Company the information specified in Exhibits H-1, H-2 and H-3 hereto and such other information regarding him, her or it, the Registrable Securities and other shares of the Common Stock held by him, her or it and the intended method of disposition of the Registrable Securities held by him, her or it (if different from the Plan of Distribution set forth on Exhibit G hereto), as shall be reasonably required to effect the registration of such Registrable Securities, and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(n)           The Company shall comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereto, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of the Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

6.3          Registration Expenses.  The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI by the Company, including, without limitation, (a) all registration and filing fees and expenses, including, without limitation, those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (f) all listing fees to be paid by the Company to the Trading Market.

6.4          Indemnification

(a)            Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, and, in the case of each Investor that is not a natural person, its officers, directors, partners, members, agents and employees, each Person who controls such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or (iii) any cause of action, suit or claim brought or made against such Indemnified Party (as defined in Section 6.4(c) below) by a third party (including, for these purposes, a derivative action brought on behalf of the Company), arising out of or resulting from (x) the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby, (y) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Common Shares or (z) the status of an Indemnified Party as a holder of the Common Shares.

(b)            Indemnification by Investors.  Each Investor, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished by such Investor in writing to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by him, her or it in writing expressly for use therein, or to the extent that such information relates to him, her or it or his, her or its proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor expressly for use in the Registration Statement (it being understood that the information provided by such Investor to the Company in Exhibits H-1, H-2 and H-3 and the Plan of Distribution set forth on Exhibit G, as the same may be modified by such Investor and other information provided by such Investor to the Company in or pursuant to the Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such Prospectus or such form of prospectus or in any amendment or supplement thereto.  In no event, shall such Investor’s liability hereunder be greater in amount than the dollar amount of the net proceeds received by him, her or it upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:  (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party).  It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6.4(c)) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)            Contribution.  If a claim for indemnification under Section 6.4(a) or  Section 6.4(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that he, she or it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6.4 are in addition to any other liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5          Dispositions.  Each Investor agrees that he, she or it will comply with the prospectus delivery requirements of the Securities Act as applicable to him, her or it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus.  Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Investor will discontinue disposition of Registrable Securities under the Registration Statement until he, she or it is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed.  The Company may provide appropriate stop orders to enforce the provisions of this Section 6.5.

6.6          Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents, relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor, provided that he, she or it is not then eligible to sell all of his, her or its Registrable Securities under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such registration statement all or any part of his, her or its Registrable Securities that such Investor requests to be registered.  Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of the Common Stock which may be included in such registration statement because, in such underwriter(s)’ judgment, marketing or other factors dictate that such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter(s) shall permit; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such registration statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such registration statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Investor and each other holder.  If an offering in connection with which an Investor is entitled to registration under this Section 6.6 is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell his, her or its Registrable Securities in an underwritten offering using the same underwriter(s) and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of the Common Stock included in such underwritten offering and shall enter into an underwriting agreement in form and substance reasonably satisfactory to the Company and the underwriter(s).  Upon the effectiveness of the registration statement for which piggy-back registration has been provided in this Section 6.6, any Event Payments payable shall terminate and no longer be payable.

ARTICLE VII
MISCELLANEOUS

7.1          Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date, notwithstanding any requisite approval thereof by the majority of the stockholders of the Company who are disinterested in such transactions:

(a)            by duly authorized mutual written consent executed by the Company and all of the Investors;

(b)            automatically if the majority of the stockholders of the Company who are disinterested in such transactions does not provide the requisite approval thereof;

(c)            automatically if there shall be any law that makes the consummation of such transactions illegal or otherwise prohibited or if any court of competent jurisdiction, governmental authority or Trading Market shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting such transactions; and

(d)            automatically on August 31, 2008.

7.2          Fees and Expenses.  Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Common Shares hereunder.

7.3          Entire Agreement.  This Agreement, together with the Exhibits and Schedules attached hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4          Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 7.4 prior to 6:30 p.m., Eastern Time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 7.4 on a day that is not a Trading Day or later than 6:30 p.m., Eastern Time, on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and e-mail addresses for such notices and communications are those set forth on the signature pages hereof, or such other address, facsimile number or e-mail address as may be designated in writing hereafter, in the same manner, by any such Person.

7.5          Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.6          Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors.  Prior to the Closing, no Investor may assign his, her or its rights and obligations under, and his, her or its right, title and interest in and to, this Agreement without the prior written consent of the Company, which may be given upon the fulfillment of certain conditions or which may be withheld in the Company’s sole discretion.  Following the Closing, an Investor may assign his, her or its rights under this Agreement to any Person to whom such Investor assigns or transfers any of the Common Shares, provided that (i) such transferor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, Canadian Securities Laws, and the Prospectus Directive as implemented in the United Kingdom or in Italy, as applicable, (iv) such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions hereof that apply to the “Investor”, (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto and (vi) in the case of an assignment of registration rights pursuant to Article VI, such transferee or assignee acquires at least 100,000 Common Shares.

7.8          No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Section directly against the parties with obligations thereunder.

7.9          Governing Law; Venue; Waiver of Jury Trial.  THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE COMPANY AND EACH INVESTOR HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT HE, SHE OR IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY AND EACH INVESTOR HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10        Survival.  The representations and warranties, agreements and covenants of the Investors and the Company contained herein shall survive the Closing for a period of twelve months.

7.11        Execution.  This Agreement may be executed in any number of separate counterparts (including by facsimile or e-mail transmission), all of which, when taken together, shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

7.12        Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13        Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Investor exercises a right, election, demand or option owed to him, her or it by the Company hereunder and the Company does not timely perform its related obligations within the periods herein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in his, her or its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to his, her or its future actions and rights.

7.14        Replacement of Securities.  If any certificate or instrument evidencing any of the Common Shares is mutilated, lost, stolen or destroyed, the Company shall issue, or cause to be issued, in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third party costs associated with the issuance of such replacement certificate or instrument.

7.15        Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.16        Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises his, her or its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and shall continue in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17        Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder.  The decision of each Investor to purchase the Common Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other Person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity or shall create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making his, her or its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring his, her or its investment hereunder.  Each Investor shall be entitled to protect and enforce his, her or its rights independently, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

7.18        Currency.  All dollar amounts in this Agreement are expressed in the lawful currency of the U.S.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OCCULOGIX, INC.

	By:	/s/ Elias Vamvakas
Name: Elias Vamvakas
Title: Chairman and CEO

2600 Skymark Avenue
Building 9, Suite 201
Mississauga, Ontario
L4W 5B2 Canada
Facsimile No.: (905) 602-7623
Telephone No.: (866) 622-8564
Attn: Elias Vamvakas

With a copy to:	Torys LLP
237 Park Avenue
New York, New York 10017
U.S.A.
Facsimile: (212) 682-0200
Telephone: (212) 880-6000
Attn: Andrew J. Beck, Esq.

MARCHANT SECURITIES INC.

	By:	/s/ Gregory L. Marchant
Name: Gregory L. Marchant
Title: President and CEO

100 York Boulevard, Suite 404
Richmond Hill, Ontario
L4B 1J8 Canada

Facsimile No.: (416) 322-7527
Telephone No.: (416) 322-9700, ext. 5000
Attn: Gregory L. Marchant

Investor Signature Page

By his, her or its execution and delivery of this signature page, the undersigned hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement, dated as of May 19, 2008, (the “Agreement”) by and among OccuLogix, Inc., Marchant Securities Inc. and the investors listed on the Schedule of Investors attached thereto as Exhibit A, as to the number of the Common Shares (as defined in the Agreement) set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Number of Common Shares:

Aggregate Purchase Price: U.S.$

Exhibit A

SCHEDULE OF INVESTORS

Investor	Amount of Investment (U.S.$)

2016728 Ontario Inc.	100,000
2144304 Ontario Inc.	10,000
Dalton J. Albrecht	75,000
Tsambikos Antonarakis	10,000
Karl & Kathryn Arrington	20,000
Ralph J. Barry	17,000
Simon Benstead	350,000
Michael S. Berg	50,000
Paul Bluhm	50,000
Tina & Kenny Brienza	10,000
Frank W. Burr	100,000
Kris Calder	5,000
Thomas Calder	5,000
Timothy Callan	5,000
Trevor Callan	10,000
Cardinal Crest Holdings, LLC	125,000
Cedarview II Holdings Inc.	50,000
Cheresh Varner Trust	5,000
Norine Cohen	20,000
John B. Cornish	75,000
Marcy Colton	50,000
Tom Colton	50,000
Michael Cucuz	20,000
Allison Dabney	25,000
John Danas	10,000
Sunil Dattani	100,000
Sally A. Davidson	350,000
Thomas N. Davidson Education Trust – 2006	125,000
Thomas N. Davidson Revocable Trust	200,000
Justin DiCiano	20,000
Alessandro DeSimone	10,000
Bryce C. Douglas	450,000
Excite Holdings Corporation	10,000
Ralph W. Goldsilver	25,000
Amarkumar Gudka	10,000
HEC Fellows LLC	30,000
W & R Hickel Family Trust	60,000
Guisse Management Corporation Defined Benefit Pension Plan	10,000

Investor	Amount of Investment (U.S.$)

James and Daphne Jameson Family Trust	125,000
Gus and Anne Karnasiotis	70,000
Francis Kai-Shing Lam	10,000
Richard L. Lindstrom	100,000
Attlilio Lombardi	50,000
Lynchburg Wisdom Ventures, LLC	10,000
Rachel Mamounis	18,000
Peter McCague	25,000
The Peter Meinig Revocable Trust	500,000
Melton Willows Pty Ltd	100,000
Reed A. Miller	25,000
Kristine Morrill	30,000
Loutfi Mouaket	40,000
Peter R. Munson	10,000
Sean J. Na	25,000
New Horizons Holdings Inc.	10,000
Vicki G. Norton	10,000
Peoples International Co. Inc.	40,000
Voula Politis	10,000
Alfonso Principato	20,000
Kathy Rakhit	10,000
Anthony Reisis	70,000
Chris Salapoutis	75,000
David Sarraf	10,000
S.I.F.I. S.p.A.	150,000
David W. Stevens	20,000
Syra Kamin Limited	50,000
John C. Taylor	25,000
Visionary Consultants Inc.	10,000
Felicia Warheit	25,000
Glenn Warheit	25,000
Phillip Warheit	100,000
Jack Wasserman Trust	500,000
Martin J. Waters	20,000
Markus & Edith Weigand	20,000
WS Investment Company LLC (2008A)	40,000
WS Investment Company LLC (2008C)	10,000
Thomas Yan	10,000
Jason Yim	31,500

Exhibit B

TRANSFER AGENT INSTRUCTIONS

Mellon Investor Services LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, New Jersey  07310

Attention:

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of May 19, 2008 (the “Agreement”), by and among OccuLogix, Inc., a Delaware corporation (the “Company”), Marchant Securities Inc., an Ontario corporation, and the investors named on the Schedule of Investors attached thereto (collectively, the “Investors”), pursuant to which the Company is issuing to the Investors shares (the “Common Shares”) of Common Stock of the Company, par value $.001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of the Common Stock upon transfer or resale of the Common Shares.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and that resales of the Common Shares may be made thereunder, or (ii) sales of the Common Shares may be made in conformity with Rule 144 under the 1933 Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Investor that a transfer of Common Shares has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of the notice referred to in (c), you shall issue the certificates representing the Common Shares so sold to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restriction.

Please be advised that the Investors have relied upon this letter as an inducement to enter into the Agreement and, accordingly, each Investor is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.  Should you have any questions concerning this matter, please contact me at (905) 602-0887.

Very truly yours,

OCCULOGIX, INC.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
this      day of ___________, 2007

MELLON INVESTOR SERVICES LLC

By:
Name:
Title:

Enclosures

Exhibit C

OPINION OF COMPANY COUNSEL

____________, 2008

To the Investors identified on Exhibit A
to the Agreement defined below

Re:	OccuLogix, Inc.

Ladies and Gentlemen:

We have acted as counsel to OccuLogix, Inc., a Delaware corporation (the “Company”), in connection with the Securities Purchase Agreement, dated as of May __, 2008, by and among the Company, Marchant Securities Inc. and the investors signatory thereto (the “Agreement”), and the transactions contemplated therein.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

This opinion is being delivered pursuant to Section 2.2(a)(ii) of the Agreement.

In rendering this opinion, we have examined executed originals, counterparts or copies of each of the following:

1.             the Agreement (and the exhibits and schedules thereto);

2.             the Company’s Amended and Restated Certificate of Incorporation as in effect on the date hereof (the “Certificate of Incorporation”);

3.             the amendment to the Certificate of Incorporation dated the date hereof (the “Amendment”);

4.             the Company’s Amended and Restated Bylaws (the “Bylaws”) as in effect on the date hereof;

5.             the corporate resolutions of the Board of Directors of the Company and the stockholders of the Company authorizing the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby, including the issuance and sale of the Common Shares;

6.             a certificate from the Secretary of State of the State of Delaware as to the good standing of the Company dated ____________, 2008 (the “Good Standing Certificate”);

7.             the Officer’s Certificate of the Company, dated as of the date hereof (the “Officer’s Certificate”); and

8.             such other documents and certificates of public officials and representatives of the Company as we have deemed necessary as a basis for the opinions expressed herein.

References to (1) “Applicable Laws” shall mean those laws, rules and regulations of the State of New York and the United States of America as well as the General Corporation Law of the State of Delaware (“DGCL”) which, in our experience, are normally applicable to transactions of the type similar to the issuance and sale of the Common Shares, (2) the term “Governmental Authorities” shall mean any New York State or federal executive, legislative, judicial, administrative or regulatory body and (3) the term “Applicable Orders” shall mean those orders or decrees of Governmental Authorities applicable to the Company identified to us by the Chief Financial Officer or Secretary of the Company.

As to various questions of fact material to this opinion, we have relied upon the representations and warranties contained in the Agreement and upon certificates and other documents and statements of officers of the Company, including without limitation, the Officer’s Certificate, and of public officials.  In our examination of the documents referred to above, we have assumed (i) the genuineness of all signatures; (ii) the incumbency, authority, capacity (in the case of natural persons), and legal right and power under all applicable laws, statutes, rules and regulations of all persons executing the Agreement on behalf of the parties thereto other than the Company to enter into the Agreement and perform the obligations thereunder that are applicable to them; (iii) the Agreement has been duly authorized, executed and delivered by, and is binding upon and enforceable against, all persons (other than the Company) executing the Agreement; (iv) the authenticity and completeness of all documents submitted to us as original or certified documents; (v) the conformity to authentic original documents of all documents submitted to us as certified, conformed, facsimile or photostatic copies; and (vi) that the Good Standing Certificate remains accurate from the date thereof through and including the date of this opinion.  We have made no independent investigation of such assumptions.

We are attorneys admitted to practice only in the State of New York and we opine herein only as to the effect of the Applicable Laws of the State of New York, the federal laws of the United States of America and the DGCL on the subject transaction.  We do not opine on and we assume no responsibility as to the applicability of or the effect on any of the matters covered herein other than the Applicable Laws.

The opinions set forth below are subject to the following additional assumptions, limitations, qualifications and exceptions:

A.
The legality, validity, binding effect and enforceability of the Agreement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling or other similar laws now or hereafter in effect, affecting creditors’ rights and remedies generally;

B.	The legality, validity, binding effect and enforceability of the Agreement may be subject to general principles of equity, regardless of whether considered in equity or at law;

C.
No opinion is expressed with respect to the enforceability of provisions regarding indemnification and contribution against liabilities where such indemnification and contribution is contrary to public policy;

D.
We have assumed that the issuance and sale of the Common Shares do not and will not conflict with, contravene, violate or constitute a default under (i) any mortgage, lien, lease, agreement, contract, instrument, order, arbitration award, judgment or decree to which the Company is subject, (ii) any rule, law or regulation to which the Company is subject (other than the Applicable Laws) or (iii) any judicial or administrative order or decree of any governmental authority (other than the Applicable Orders);

E.
Where we render an opinion “to our knowledge” with respect to the Company, it is based solely upon (i) the actual, current knowledge of those attorneys within this firm who devoted substantive attention to the representation of the Company in connection with the transactions to which this opinion relates, (ii) the representations and warranties of the Company set forth in the Agreement, (iii) receipt of a certificate executed by an authorized officer of the Company covering such matters, and (iv) review of documents provided to us by the Company in connection with rendering this opinion, and the due diligence performed in connection therewith, which review and due diligence were limited to reviewing the Agreement, the Certificate of Incorporation, the Bylaws and minute books of the Company, the Good Standing Certificate and certificates of the Company, and which due diligence did not include any examination of courts, boards, other tribunals or public records with respect to any litigation, investigation or proceedings, or judgments, orders or decrees applicable to the Company or any of its properties;

F.
We express no opinion as to the effect on the opinions herein stated of (i) the compliance or non-compliance of any party to the Agreement (other than the Company to the extent set forth herein) with any state, federal or other laws or regulations applicable to them, or (ii) the legal or regulatory status or the nature of the business of such other parties;

G.	Our opinion as to good standing contained in paragraph 1 is based solely on the Good Standing Certificate and is given only as of the date thereof;

H.
We express no opinion on the due authorization of the Common Shares, in each case where the amount of Common Stock required to be issued under such instruments exceeds the authorized but unissued Common Stock set forth in the Certificate of Incorporation;

I.
The Amendment and the issuance of the Common Shares pursuant to the   Agreement have been duly approved by the stockholders of the Company (we express no opinion regarding the sufficiency of the disclosure made to such stockholders) and the Amendment has been or will be duly filed with the Secretary of State of the State of Delaware: and

J.
This opinion is limited to the matters expressly set forth herein and no opinion is implied or may be inferred beyond the matters expressly so stated.  This opinion is based upon facts known to the undersigned on the date hereof, and the undersigned does not undertake any liability or responsibility to inform you of any change in circumstances occurring after the date hereof which might alter the opinions contained herein.

Based upon and subject to the foregoing, we are of the opinion that:

1.      The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now conducted and to own its properties.

2.      (a) The Company has the requisite corporate power and authority to enter into and perform the Agreement and to issue the Common Shares in accordance with the terms of the Agreement; (b) the execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; (c) the Agreement has been duly executed and delivered by the Company; and (d) the Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

3.      The Common Shares are duly authorized and, upon issuance in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable, and, to our knowledge, free from all liens and charges with respect to the issuance thereof.

4.      No authorization, approval or consent of any Governmental Authority is required for the issuance and sale of the Common Shares as contemplated by the Agreement or the consummation of the other transactions contemplated thereby.

5.      The execution and delivery of the Agreement by the Company and the issuance of the Common Shares pursuant thereto do not (i) violate any provision of the Certificate of Incorporation or Bylaws, as currently in effect, or (ii) violate or contravene any Applicable Law, the violation or contravention of which would result in a Material Adverse Effect.

6.      Assuming the representations made by the Investors in the Agreement are true and correct, the sale of the Common Shares is exempt from the registration requirements of Section 5 of the Securities Act.

These opinions are rendered only to you and are solely for your benefit in connection with the transactions contemplated by the Agreement and may not, without our prior express written consent, be quoted or relied upon for any other purpose or by an other person.

Very truly yours,

Exhibit D

OCCULOGIX, INC.

COMPANY DISCLOSURE SCHEDULE

This Company Disclosure Schedule is made and given pursuant to the Securities Purchase Agreement (the “Agreement”), dated as of May 19, 2008, by and among OccuLogix, Inc., a Delaware corporation (the “Company”), Marchant Securities Inc., an Ontario corporation (the “Agent”), and the investors listed on the Schedule of Investors attached thereto as Exhibit A.

All capitalized terms used but not defined herein have the respective meanings attributed to such terms in the Agreement, unless otherwise provided.  The section numbers below correspond to the section of the representations and warranties contained in the Agreement that are modified by the disclosure contained herein and any other section of the Agreement.  To the extent that (a) one portion of this Company Disclosure Schedule specifically refers to another portion hereof by specific cross-reference or (b) it is readily apparent from the text of the disclosure contained herein that an item disclosed in one section of this Company Disclosure Schedule is omitted from another section where such disclosure would be appropriate, such item shall be deemed to have been disclosed in the section of this Company Disclosure Schedule from which such item is omitted.

Nothing in this Company Disclosure Schedule is intended to broaden the scope of any representation and warranty contained in the Agreement or to create any covenant.  Inclusion of any item in this Company Disclosure Schedule (a) does not represent a determination that such item is material or establish a standard of materiality, (b) does not represent a determination that such item did not arise in the ordinary course of business and (c) shall not constitute, or be deemed to be, an admission to any third party concerning such item or an admission of default or breach under any agreement or document.  Unless otherwise stated herein or in the Agreement, all statements made herein are made as of the date hereof.  Matters reflected in this Company Disclosure Schedule are not necessarily limited to matters required by the Agreement to be reflected herein; such additional matters, if any, are included for informational purposes only.

The information contained herein is provided solely for purposes of making disclosure to the Investors under the Agreement.  In disclosing such information, the Company does not waive any attorney-client privilege attaching to such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed herein.

SCHEDULE 3.1(a)

Subsidiaries

OcuSense, Inc.1
OcuSense Acquireco, Inc.
OccuLogix Holdings, Inc.
OccuLogix LLC
OccuLogix Canada Corp.

____________________________
1 The Company owns 1,754,589 shares of the Series A Preferred Stock of OcuSense, Inc., representing 50.1% of OcuSense, Inc.’s capital stock on a fully diluted basis.  Refer to Schedule 3.1(k).

SCHEDULE 3.1 (d)

No Conflicts

Nil

SCHEDULE 3.1(f)

Capitalization

At the date of the Agreement:

Type of Securities	Number Authorized	Number Issued and Outstanding

Common Stock, par value $0.001 per share (“Common Stock”)	75,000,000	57,306,145

Preferred Stock, par value $0.001 per share	10,000,000	-

Options to purchase shares of Common Stock under the Company’s 2002 Stock Option Plan (the “2002 Stock Option Plan”)	6,456,000	3,748,400

Options to purchase shares of Common Stock outside the 2002 Stock Option Plan	n/a	472,000

Warrants to purchase shares of Common Stock (the “Warrants”)	n/a	2,764,416

The closing of the sale of the Common Shares pursuant to the Agreement will cause a downward adjustment of the per share exercise price of the Warrants to $1.85.

To the knowledge of the Company, each of the following Persons beneficially owns in excess of 5% of outstanding Common Stock.  The Company makes no statement regarding the filing with the SEC by any of them of Schedule 13D or Schedule 13G.

•	TLC Vision Corporation
•	Diamed Medizintechnik GmbH

SCHDULE 3.1(g)

Public Disclosure Documents; Financial Statements

Nil

SCHEDULE 3.1(h)

Nil

SCHEDULE 3.1(j)

Compliance

Nil

SCHEDULE 3.1(k)

Title to Assets

Pursuant to the Share Pledge Agreement, dated as of February 19, 2008, by the Company to Marchant Securities Inc., as collateral agent, the Company has pledged all of its shares of the capital stock of OcuSense for the rateable benefit of the lenders of the $3,300,000 aggregate principal amount loan advanced to the Company pursuant to the Loan Agreement, dated as of February 19, 2008, by and among the Company, the lenders listed on the Schedule of Lenders attached thereto as Exhibit A and Marchant Securities Inc., as amended (the “Loan Agreement”).  Such share pledge secures all indebtedness, obligations and liabilities owing by the Company to such lenders under, or in connection with, the Loan Agreement.

SCHEDULE 3.1(p)

Registration Rights

Nil

SCHEDULE 3.1(q)

Application of Takeover Protections

Nil

SCHEDULE 3.1(s)

Patents and Trademarks

Nil

Exhibit E

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	OccuLogix, Inc. (the “Company”)

RE:
Securities Purchase Agreement, dated as of ___________________, 2008, by and among the Company, Marchant Securities Inc. and the investors listed on the Schedule of Investors attached thereto as Exhibit A (the “Agreement”)

This Accredited Investor Certificate is being delivered to the Company pursuant to Section 3.2(c) of the Agreement.  Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Agreement.

The undersigned hereby certifies that, as of the Closing, the undersigned:

1.                 is experienced in evaluating and investing in securities;

2.                 is able to fend for the undersigned;

3.                 can bear the economic risk of the undersigned’s investment in the Common Shares pursuant to the Agreement (the “Investment”);

4.                 has such knowledge and experience in financial or business matters that the undersigned is capable of evaluating the merits and risks of the Investment;

5.                 understands and acknowledges that the opportunity for the Investment is available only to “accredited investors” (“Accredited Investors”) who satisfy one or more of the criteria set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”);

6.                 understands and acknowledges that the Common Shares may not be registered under the Securities Act or the securities laws of any state of the United States and may not be offered or sold within the United States, constitute “restricted securities” (as defined in Rule 144 promulgated under the Securities Act) and may not be resold unless they are registered under the Securities Act or an applicable exemption from such registration requirement is available;

7.                 is an Accredited Investor and falls within one or more of the categories set forth below, as indicated by an “X” or “✓” mark placed in the space(s) designated therefor:

{MARK ONE OR MORE OF THE FOLLOWING CATEGORIES, AS APPLICABLE}

□
a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(a)(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors

□	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940

□
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S.$5,000,000

□	a director or an executive officer of the Company

□	a natural person whose individual net worth, or joint net worth with that person’s spouse, at the Closing, exceeds U.S.$1,000,000

□
a natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year

□
a trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act

□	an entity in which all of the equity owners are Accredited Investors;

8.                 understands and acknowledges that the Common Shares will not be qualified by prospectus for distribution in any of the provinces or territories of Canada.

IN WITNESS WHEREOF, the undersigned has duly executed this Accredited Investor Certificate as of the Closing.

Name of Investor
(please print)

Signature

Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)

Exhibit F

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO:	OccuLogix, Inc. (the “Company”)

RE:
Securities Purchase Agreement, dated as of ___________________, 2008, by and among the Company, Marchant Securities Inc. and the investors listed on the Schedule of Investors attached thereto as Exhibit A (the “Agreement”)

This Accredited Investor Certificate is being delivered to the Company pursuant to Section 3.2(c) of the Agreement.  Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Agreement.

The undersigned hereby acknowledges that the Company is relying on this Accredited Investor Certificate to determine the undersigned’s suitability for investment in the Common Shares pursuant to the Agreement (the “Investment”) and hereby represents and warrants and certifies that, as of the Closing, the undersigned:

1.         is acting as principal and not as agent in connection with the Investment and is doing so for investment only and not with a view to resale or distribution;

2.         is a resident of the Province of __________________________________ and is an “accredited investor” as defined in NI 45-106 by virtue of being one of the following, as indicated by an “X” or “✓” mark placed in the space designated therefor:

   {MARK ONE OF THE FOLLOWING CATEGORIES}

□	(a)	a Canadian financial institution, or a Schedule III bank

□	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

□	(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

□	(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer registered under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

□	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)

□	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

□	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec

□	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

□	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

□	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets[1] having an aggregate realizable value that before taxes, but net of any related liabilities[2], exceeds $1,000,000

□	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

□	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000

□	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements

□	(n)
an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum investment amount] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106

_____________________________
1 Financial assets means (a) cash, (b) securities, and (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for securities laws purposes.

2 Related liabilities means (a) liabilities incurred or assumed for the purposes of financing the acquisition or ownership of financial assets, and (b) liabilities that are secured by financial assets.

□	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the securities regulator has issued a receipt

□	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

□	(q)
a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction

□	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

□	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function

□	(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

□	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

□	(v)
a person that is recognized or designated by the securities regulator as (i) an accredited investor or (ii) an exempt purchaser in Alberta or British Columbia  {IF MARKING THIS CATEGORY, PLEASE ATTACH A COPY OF SUCH ORDER}; and

3.           has received and reviewed a copy of the revised PowerPoint presentation of the Company dated May 6, 2008.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has duly executed this Accredited Investor Certificate as of the Closing.

Name of Investor
(please print)

Signature

Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)

Exhibit G

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.  Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder.  The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock.  We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder.  If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus.  If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

Exhibit H

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:

1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit H-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire.

3.	Exhibit H-2 - Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4.	Exhibit H-3 - Investor Certificate:

B.	Instructions regarding the wire transfer of funds for the purchase of the Securities will be telecopied to the Investor by the Company at a later date.

Exhibit H-1

OCCULOGIX, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Common Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor of the Common Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit H-2

OCCULOGIX, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1.           Please state you name or your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, you or your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

2.             Your address or address of your organization:

______________________________________________________
______________________________________________________
Telephone:  ___________________________
Fax:  _________________________________
Contact Person:  ________________________

3.           Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?  (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

Yes	No

If yes, please indicate the nature of any such relationship below:

4.           Are you the beneficial owner of any other securities of the Company?  (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

Yes	No

If yes, please describe the nature and amount of such ownership as of a recent date.

5.           Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6.           Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

Yes	No

If yes, please describe the nature and amount of such arrangements.

7.           NASD Matters

(a)           State below whether (i) you or any associate or affiliate of yours are a member of the NASD, a controlling shareholder of an NASD member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any NASD member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any NASD member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes:	No:

If “yes”, please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

(b)           State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes:	No:

If “yes”, please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time.  The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein).  The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading.  The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of shares under and pursuant to the Registration Statement, to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.

Dated: __________

Name

Signature

Name and Title of Signatory

Exhibit H-3

OCCULOGIX, INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)                 The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company.  The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b)           Indicate the form of entity of the undersigned:

____    Limited Partnership

____    General Partnership

____    Limited Liability Company

____    Corporation

____    Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor): ______________________________________________

________________________________________________________________________
 (Continue on a separate piece of paper, if necessary.)

____    Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries): ___________________________________________

________________________________________________________________________
(Continue on a separate piece of paper, if necessary.)

____    Other form of organization (indicate form of organization): _______________________________________________________________________________________.

(c)           Indicate the approximate date the undersigned entity was formed: .

(d)           In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

___	1.
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	3.	An insurance company as defined in Section 2(13) of the Securities Act;

___	4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6.
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	9.
Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

___	10.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Exchange Act;

___	11.
An entity in which all of the equity owners qualify under any of the above subparagraphs.  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

_______________________________________________________________
(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:__________________________, 2008

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

SECURITIES DELIVERY INSTRUCTIONS

Please instruct us as to where you would like the Common Shares delivered at Closing:

Name:

Company:

Address:

Telephone:

Other Special Instructions: